Exhibit 99.1

Frontier Airlines and Spirit Airlines Announce Amended Merger Agreement

Reverse Termination Fee of $250 Million Offers Greater Stockholder Protections

Denver, Colo. and Miramar, Fla., June 2, 2022 – Spirit Airlines, Inc. (“Spirit” or the “Company”) (NYSE: SAVE) and Frontier Group Holdings, Inc. (“Frontier”) (NASDAQ: ULCC), parent company of Frontier Airlines, Inc., today announced an amendment to their previously announced merger agreement dated February 5, 2022.

Under the terms of the amended merger agreement, which has been unanimously approved by the boards of directors of both companies, Frontier would pay a reverse termination fee of $250 million, or $2.23 per share, to Spirit in the unlikely event the combination is not consummated for antitrust reasons.

William A. Franke, the Chair of Frontier’s Board of Directors and the managing partner of Indigo Partners, Frontier’s majority shareholder, said, “We continue to believe in the strategic rationale of a combined Spirit and Frontier, which brings together two complementary businesses to create America’s most competitive ultra-low fare airline. Given our conviction that regulators will find this combination to be pro-competitive, we have agreed to institute a reverse termination fee. We look forward to bringing these two companies together and delivering on the benefits for all stakeholders.”

Ted Christie, President and CEO of Spirit, said, “Since announcing our transaction with Frontier, we have had extensive constructive conversations with our stockholders, who have expressed support for the strategic rationale of our combination but a desire for additional stockholder protections. After discussing this feedback with the Frontier Board and management team, we have agreed to amend the merger agreement. We look forward to closing the transaction and bringing more ultra-low fares to more people in more places.”

“We continue to be excited about the combination with Spirit, which will create a true nationwide ultra-low fare airline to compete against the dominant ‘Big Four’ carriers and other high-cost airlines,” said Barry Biffle, President and CEO of Frontier. “We will continue to work closely with the Spirit team to successfully complete the transaction and deliver enhanced value to all of our stakeholders.”

“The combination of a higher reverse termination fee and a much greater likelihood to close in a Frontier merger provides substantially more regulatory protection for Spirit stockholders than the transaction proposed by JetBlue,” said Mac Gardner, Chairman of the Board of Spirit. “We look forward to closing the transaction with Frontier and giving Spirit stockholders the opportunity to benefit from pandemic recovery and share in approximately $500 million in annual net synergies.”

Your Vote Is Important

The Spirit Board of Directors strongly recommends you vote “FOR” the merger on the WHITE proxy card today. For more information on how to vote for the merger, please call the Company’s proxy solicitor, Okapi Partners, on their toll-free number 855-208-8903 or email info@okapipartners.com.

Advisors
Citigroup Global Markets Inc. is serving as financial advisor and Latham & Watkins, LLP is serving as legal advisor to Frontier. Barclays and Morgan Stanley & Co. LLC are serving as financial advisors to Spirit, and Debevoise & Plimpton LLP and Paul, Weiss, Rifkind, Wharton & Garrison LLP are serving as legal advisors.

No Offer or Solicitation
This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Additional Information Will be Filed with the SEC
Frontier has filed with the Securities and Exchange Commission ("SEC") a Registration Statement on Form S-4 in connection with the proposed transaction, including a definitive Information Statement/Prospectus of Frontier and a definitive Proxy Statement of Spirit. The Form S-4 was declared effective on May 11, 2022 and the prospectus/proxy statement was first mailed to Spirit stockholders on May 11, 2022. Frontier and Spirit also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/ INFORMATION STATEMENT/ PROSPECTUS/ PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY FRONTIER OR SPIRIT WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT FRONTIER, SPIRIT, THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and stockholders are able to obtain free copies of the Registration Statement and the definitive Information Statement/Proxy Statement/Prospectus and other documents filed with the SEC by Frontier and Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by Frontier and Spirit on Frontier's Investor Relations website at https://ir.flyfrontier.com and on Spirit's Investor Relations website at https://ir.spirit.com.

Participants in the Solicitation
Frontier and Spirit, and certain of their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the proposed transactions contemplated by the Merger Agreement. Information regarding Frontier's directors and executive officers is contained in Frontier's definitive proxy statement, which was filed with the SEC on April 13, 2022. Information regarding Spirit's directors and executive officers is contained in Spirit's definitive proxy statement, which was filed with the SEC on March 30, 2022.

Additional Information About the JetBlue Tender Offer
Spirit has filed a solicitation/recommendation statement with respect to the tender offer with the Securities and Exchange Commission (“SEC”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT WITH RESPECT TO THE TENDER OFFER AND OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TENDER OFFER. You will be able to obtain free copies of the solicitation/recommendation statement with respect to the tender offer and other documents filed with the SEC by Spirit through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the documents filed with the SEC by Spirit on Spirit’s Investor Relations website at https://ir.spirit.com.

Cautionary Statement Regarding Forward-Looking Information
Certain statements in this communication, including statements concerning Frontier, Spirit, JetBlue, the proposed transactions and other matters, should be considered forward-looking within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Frontier's, Spirit's and JetBlue's current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to Frontier's, Spirit's and JetBlue's operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward looking statements. Words such as "expects," "will," "plans," "intends," "anticipates," "indicates," "remains," "believes," "estimates," "forecast," "guidance," "outlook," "goals," "targets" and other similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed, or assured. All forward-looking statements in this communication are based upon information available to Frontier and Spirit on the date of this communication. Frontier and Spirit undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances, or otherwise, except as required by applicable law.

Actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement; failure to obtain applicable regulatory or Spirit stockholder approval in a timely manner or otherwise; failure to satisfy other closing conditions to the proposed transactions; failure of the parties to consummate the transaction; risks that the new businesses will not be integrated successfully or that the combined companies will not realize estimated cost savings, value of certain tax assets, synergies and growth, or that such benefits may take longer to realize than expected; failure to realize anticipated benefits of the combined operations; risks relating to unanticipated costs of integration; demand for the combined company's services; the growth, change and competitive landscape of the markets in which the combined company participates; expected seasonality trends; diversion of managements' attention from ongoing business operations and opportunities; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; risks related to investor and rating agency perceptions of each of the parties and their respective business, operations, financial condition and the industry in which they operate; risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction; that Frontier's cash and cash equivalents balances, together with the availability under certain credit facilities made available to Frontier and certain of its subsidiaries under its existing credit agreements, will be sufficient to fund Frontier's operations including capital expenditures over the next 12 months; Frontier's expectation that based on the information presently known to management, the potential liability related to Frontier's current litigation will not have a material adverse effect on its financial condition, cash flows or results of operations; that the COVID-19 pandemic will continue to impact the businesses of the companies; ongoing and increase in costs related to IT network security; the outcome of any discussions between JetBlue and Spirit with respect to a possible transaction, including the possibility that the parties will not agree to pursue a business combination transaction or that the terms of any such transaction will be materially different from those described herein; the conditions to the completion of the possible transaction, including the receipt of any required stockholder and regulatory approvals and, in particular, the companies' expectation as to the likelihood of receipt of antitrust approvals; JetBlue's ability to finance the possible transaction and the indebtedness JetBlue expects to incur in connection with the possible transaction; the possibility that JetBlue may be unable to achieve expected synergies and operating efficiencies within the expected timeframes or at all and to successfully integrate Spirit's operations with those of JetBlue, and the possibility that such integration may be more difficult, time-consuming or costly than expected or that operating costs and business disruption (including, without limitation, disruptions in relationships with employees, customers or suppliers) may be greater than expected in connection with the possible transaction; and other risks and uncertainties set forth from time to time under the sections captioned "Risk Factors" in Frontier's, Spirit's and JetBlue's reports and other documents filed with the SEC from time to time, including their Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q.

About Frontier Airlines
Frontier Airlines (NASDAQ: ULCC) is committed to “Low Fares Done Right.” Headquartered in Denver, Colorado, the company operates more than 110 A320 family aircraft and has the largest A320neo fleet in the U.S. The use of these aircraft, Frontier’s seating configuration, weight-saving tactics and baggage process have all contributed to the airline’s average of 43 percent fuel savings compared to other U.S. airlines (fuel savings is based on Frontier Airlines’ 2019 fuel consumption per seat-mile compared to the weighted average of major U.S. airlines), which makes Frontier the most fuel-efficient U.S. airline. With over 230 new Airbus planes on order, Frontier will continue to grow to deliver on the mission of providing affordable travel across America.

About Spirit Airlines
Spirit Airlines (NYSE: SAVE) is committed to delivering the best value in the sky. We are the leader in providing customizable travel options starting with an unbundled fare. This allows our Guests to pay only for the options they choose — like bags, seat assignments and refreshments — something we call Á La Smarte. We make it possible for our Guests to venture further and discover more than ever before. Our Fit Fleet® is one of the youngest and most fuel-efficient in the U.S. We serve destinations throughout the U.S., Latin America and the Caribbean, and are dedicated to giving back and improving those communities. Come save with us at spirit.com.

Contacts

Frontier Airlines

Investor inquiries:

David Erdman
(720) 798-5886
david.erdman@flyfrontier.com

Media inquiries:

Jennifer F. de la Cruz
(720) 374-4207
jenniferf.delacruz@flyfrontier.com

or

Joele Frank, Wilkinson Brimmer Katcher
Ed Trissel / Joseph Sala
(212) 355-4449

Spirit Airlines

Investor inquiries:

DeAnne Gabel
(954) 447-7920
investorrelations@spirit.com

or

Okapi Partners LLC
Bruce Goldfarb/Jason Alexander
(212) 297-0720
info@okapipartners.com

Media inquiries:

Erik Hofmeyer
Media_Relations@spirit.com

or

Sard Verbinnen & Co.
Andrew Cole / Robin Weinberg / Columbia Clancy
(212) 687-8080
Spirit-SVC@sardverb.com
Indigo Partners

Lambert & Co.
Joanne Lessner
(212) 222-7436
(917) 805-5897
jlessner@lambert.com

or

Lambert & Co.
Jennifer Hurson
(845) 507-0571
(845) 729-3100
jhurson@lambert.com